Exhibit 99.1

Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean, Director, Investor Relations

Ph: (610) 687-8900 Fax: (610) 687-3688 E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P.

ANNOUNCES THIRD QUARTER 2007 RESULTS

RADNOR, PA (BusinessWire) October 31, 2007 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported distributable cash of $11.7 million, net income of $8.9 million, and adjusted net income, which excludes the effects of a non-cash change in derivatives fair value, of $12.8 million for the three months ended September 30, 2007. Reconciliations of distributable cash and adjusted net income, non-GAAP (generally accepted accounting principles) financial measures, appear in the financial tables later in this release.

As previously announced, on November 19, 2007, PVG will pay to unitholders of record as of November 5, 2007 a quarterly cash distribution covering the period July 1 through September 30, 2007 in the amount of $0.30 per unit, or an annualized rate of $1.20 per unit. This annualized distribution represents a $0.08 per unit, or seven percent, increase over the annualized distribution of $1.12 per unit paid in the prior quarter.

PVG owns the general partner, including the incentive distribution rights, and is the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR) and reports its financial results on a consolidated basis with the financial results of PVR. PVG currently has no separate operating activities apart from those conducted by PVR and derives its cash flow solely from cash distributions received from PVR.

These items, together with operational updates and full-year 2007 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated October 31, 2007 (please visit PVR’s website, www.pvresource.com under “For Investors,” for a copy of the release).

Management Comment

A. James Dearlove, Chief Executive Officer of PVG, said, “We are pleased to present third quarter 2007 results for PVG. PVR’s operations, which generate our cash flows, produced record operating income and distributable cash flow during the quarter that allowed for the recent seven percent distribution increase. We remain focused on continuing to grow cash distributions as PVR executes its growth strategy. PVR continues to evaluate coal reserve and natural gas midstream acquisitions, as well as organic growth opportunities. Moreover, PVR recently completed approximately $124 million in acquisitions of forestlands and natural gas royalties in Appalachia which are expected to contribute to its distributable cash flow.”

Guidance for 2007

See the Guidance Table included in PVR’s October 31, 2007 release for guidance estimates for full-year 2007.

Conference Call

A joint conference call and webcast, during which management will discuss third quarter 2007 results for PVG and PVR, is scheduled for Thursday, November 1, 2007 at 1:00 p.m. ET. Prepared remarks by A. James Dearlove, Chief Executive Officer, will be followed by a question and answer period. Investors and analysts may participate via phone by dialing 1-877-407-9205 five to ten minutes before the scheduled start of the conference call, or via webcast by logging on to PVG’s website at www.pvgpholdings.com at least 20 minutes prior to the scheduled start of the call to download and install any necessary audio software. A telephone replay of the call will be available until November 15, 2007 at 11:59 p.m. ET by dialing 1-877-660-6853 and using the following replay pass codes: account #286, conference ID #257719. An on-demand replay of the conference call will be available at PVR’s website beginning shortly after the call.

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Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership formed to own the general partner interest, all of the incentive distribution rights and approximately 42 percent of the limited partner interests in Penn Virginia Resource Partners, L.P. (NYSE: PVR), a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about PVG, please visit its website at www.pvgpholdings.com. For more information about PVR, please visit its website at www.pvresource.com.

Certain statements incorporated herein by reference to the PVR news release dated October 31, 2007 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated October 31, 2007 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006. Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.

CONSOLIDATED STATEMENTS OF INCOME—unaudited

(in thousands, except per unit data)

	Three Months Ended, September 30,		Nine Months Ended, September 30,
	2007	2006	2007	2006
Revenues
Natural gas midstream	$100,370	$100,809	$310,095	$305,340
Coal royalties	24,426	26,612	73,455	73,288
Coal services	1,955	1,515	5,648	4,345
Other	3,453	2,558	9,350	7,148

Total revenues	130,204	131,494	398,548	390,121

Expenses
Cost of midstream gas purchased	76,192	80,272	251,000	254,615
Operating	5,224	6,378	16,235	13,950
Taxes other than income	666	483	2,116	1,619
General and administrative	5,980	4,599	18,686	15,003
Depreciation, depletion and amortization	10,645	9,864	30,600	27,501

Total expenses	98,707	101,596	318,637	312,688

Operating Income	31,497	29,898	79,911	77,433
Interest expense	(4,678)	(5,276)	(11,842)	(13,759)
Other	426	331	1,245	902
Derivatives	(10,730)	6,386	(20,927)	(11,676)

Income before minority interest	16,515	31,339	48,387	52,900

Minority interest	(7,637)	(18,539)	(23,488)	(31,187)

Net income	$8,878	$12,800	$24,899	$21,713

Basic and diluted net income per limited partner unit	$0.23	$0.40	$0.64	$0.68

Weighted average units outstanding, basic and diluted	39,075	32,125	39,070	32,125

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,842	8,781	25,186	24,467
Average gross coal royalty ($ per ton)	$2.76	$3.03	$2.92	$3.00
Natural gas midstream segment:
Midstream system throughput volumes (MMcf)	17,844	16,586	50,763	45,234
Gross midstream processing margin (in thousands)	$24,178	$20,537	$59,095	$50,725

PENN VIRGINIA GP HOLDINGS, L.P.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2007	December 31, 2006
	(unaudited)
Assets
Cash	$13,965	$13,687
Receivables	67,484	66,987
Derivative assets	1,231	449
Other current assets	2,349	2,587

Total current assets	85,029	83,710
Property and equipment, net	690,811	556,513
Derivative assets	802	2,455
Other long-term assets	82,864	73,591

Total assets	$859,506	$716,269

Liabilities and Partners’ Capital
Accounts payable and accrued liabilities	$57,071	$63,340
Current portion of long-term debt	12,554	10,832
Deferred income	5,761	6,999
Derivative liabilities	22,115	6,996

Total current liabilities	97,501	88,167
Other long-term liabilities	7,231	9,931
Derivative liabilities	3,457	6,618
Long-term debt	351,618	207,214
Minority interest—(a)	170,559	330,148
Partners' capital—(a)	229,140	74,191

Total liabilities and partners’ capital	$859,506	$716,269

(a)—The decrease in minority interest and corresponding increase in partners’ capital is primarily due to a gain recognized on the sale of PVR’s common units in its initial public offering in 2001 and each subsequent PVR equity issuance. In accordance with SEC Staff Accounting Bulletin No. 51, PVG deferred recognition of the gain until all PVR junior securities converted to common units in May 2007.

CONSOLIDATED STATEMENTS OF CASH FLOWS—unaudited

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Operating Activities
Net income	$8,878	$12,800	$24,899	$21,713
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	10,645	9,864	30,600	27,501
Commodity derivative contracts:
Total derivative losses	12,034	(5,561)	24,359	12,951
Cash receipts (payments) to settle derivatives for period	(4,702)	(7,344)	(8,963)	(15,405)
Non-cash interest expense	165	191	494	573
Minority interest	7,637	18,539	23,488	31,187
Equity earnings, net of distributions	(255)	(425)	(1,133)	1,603
Other	—	428	(198)	1,156
Changes in operating assets and liabilities	(5,366)	(6,462)	(8,338)	(10,803)

Net cash provided by operating activities	29,036	22,030	85,208	70,476

Investing Activities
Acquisitions	(93,423)	(199)	(145,879)	(81,586)
Additions to property and equipment	(10,781)	(11,572)	(29,655)	(26,893)
Other	—	30	197	33

Net cash used in investing activities	(104,204)	(11,741)	(175,337)	(108,446)

Financing Activities
Distributions to partners	(22,079)	(15,512)	(56,453)	(44,435)
Proceeds from (repayments of) borrowings, net	89,000	10,000	146,000	71,500
Proceeds from issuance of common units	—	—	860	—

Net cash provided by (used in) financing activities	66,921	(5,512)	90,407	27,065

Net increase (decrease) in cash and cash equivalents	(8,247)	4,777	278	(10,905)
Cash and cash equivalents—beginning balance	22,212	7,468	13,687	23,150

Cash and cash equivalents—ending balance	$13,965	$12,245	$13,965	$12,245

Note: The financial information included in this earnings release represents the combined financial information of Penn Virginia Resource GP, LLC and subsidiaries for the nine months ended September 30, 2006 and the financial information of Penn Virginia GP Holdings, L.P. for the nine months ended September 30, 2007.

PENN VIRGINIA GP HOLDINGS, L.P.

DISTRIBUTABLE CASH (A NON-GAAP FINANCIAL MEASURE)—unaudited

(in thousands, except per unit data)

The following table presents the calculation and reconciliation of distributable cash of PVG with respect to the three months ended September 30, 2007:

Distributable cash:
Cash distributions to be received from PVR in November 2007 associated with:
General partner 2% interest	$405
General partner incentive distribution rights	3,565
19,587,049 PVR common units at $0.43 per common unit	8,422

Total cash expected to be received from PVR	12,392
Deduct: Net expenses of PVG on a stand-alone basis (see Note 1)	(600)
Cash reserve for working capital	(70)

Distributable cash (Note 2)	$11,722

Units outstanding (in thousands)	39,075

Distribution per limited partner unit	$0.30

Cash distributions to be paid to unitholders of Penn Virginia G.P. Holdings, L.P. in November 2007
To Penn Virginia Corporation (32,087,424 common units)	$9,626
To public unitholders (6,987,076 common units)	2,096

Total cash distributions to be paid	$11,722

Note 1—Estimated net expenses of PVG for the fourth quarter 2007 which represents general and administrative expenses, offset in part by interest income.

Note 2—Distributable cash represents cash distributions received from PVR, minus our net expenses, minus cash reserve for working capital. Distributable cash is presented because we believe it is a useful adjunct to net income under GAAP. Distributable cash is a significant liquidity metric which is an indicator of our ability to pay quarterly cash distributions to our limited partners. Distributable cash is also the quantitative standard used throughout the investment community with respect to publicly traded partnerships. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES—unaudited

(in thousands, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Reconciliation of GAAP “Net income” to Non-GAAP "Net income as adjusted"
Net income as reported	$8,878	$12,800	$24,899	$21,713
Adjustments for derivatives:
Derivative losses included in operating income	1,304	825	3,432	1,275
Derivative losses (gains) included in other income	10,730	(6,386)	20,927	11,676
Cash payments to settle derivatives for period	(4,702)	(7,344)	(8,963)	(15,405)
Impact of adjustments on minority interest	(3,391)	7,634	(7,474)	1,447

Net income as adjusted (see Note 3 below)	$12,819	$7,529	$32,821	$20,706

Note 3—Net income as adjusted represents net income excluding any gains or losses on derivatives, adjusted for any cash settlements received (paid) and adjusted for related minority interest. The Company believes “net income as adjusted” provides a useful measure which excludes the impact of mark-to-market accounting.

PENN VIRGINIA GP HOLDINGS, L.P.

QUARTERLY SEGMENT INFORMATION—unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2007

Revenues
Natural gas midstream	$—	$100,370	$—	$100,370
Coal royalties	24,426	—	—	24,426
Coal services	1,955	—	—	1,955
Other	2,035	1,418	—	3,453

Total revenues	28,416	101,788	—	130,204

Expenses
Cost of midstream gas purchased	—	76,192	—	76,192
Coal royalties expense	979	—	—	979
Other operating	1,020	3,225	—	4,245
Taxes other than income	242	424	—	666
General and administrative	2,630	3,076	274	5,980
Depreciation, depletion and amortization	5,833	4,812	—	10,645

Total expenses	10,704	87,729	274	98,707

Operating income (loss)	$17,712	$14,059	$(274)	$31,497

Additions to property and equipment and acquisitions, net of cash acquired	$93,449	$10,755	$—	$104,204

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2006

Revenues
Natural gas midstream	$—	$100,809	$—	$100,809
Coal royalties	26,612	—	—	26,612
Coal services	1,515	—	—	1,515
Other	1,763	795	—	2,558

Total revenues	29,890	101,604	—	131,494

Expenses
Cost of midstream gas purchased	—	80,272	—	80,272
Coal royalties expense	2,893	—	—	2,893
Other operating	447	3,038	—	3,485
Taxes other than income	154	329	—	483
General and administrative	2,095	2,504	—	4,599
Depreciation, depletion and amortization	5,551	4,313	—	9,864

Total expenses	11,140	90,456	—	101,596

Operating income	$18,750	$11,148	$—	$29,898

Additions to property and equipment and acquisitions, net of cash acquired	$5,735	$6,036	$—	$11,771

PENN VIRGINIA GP HOLDINGS, L.P.

YEAR-TO-DATE SEGMENT INFORMATION—unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2007

Revenues
Natural gas midstream	$—	$310,095	$—	$310,095
Coal royalties	73,455	—	—	73,455
Coal services	5,648	—	—	5,648
Other	6,207	3,143	—	9,350

Total revenues	85,310	313,238	—	398,548

Expenses
Cost of midstream gas purchased	—	251,000	—	251,000
Coal royalties expense	4,582	—	—	4,582
Other operating	2,086	9,567	—	11,653
Taxes other than income	832	1,280	4	2,116
General and administrative	7,989	9,119	1,578	18,686
Depreciation, depletion and amortization	16,643	13,957	—	30,600

Total expenses	32,132	284,923	1,582	318,637

Operating income (loss)	$53,178	$28,315	$(1,582)	$79,911

Additions to property and equipment and acquisitions, net of cash acquired	$146,915	$28,619	$—	$175,534

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2006

Revenues
Natural gas midstream	$—	$305,340	$—	$305,340
Coal royalties	73,288	—	—	73,288
Coal services	4,345	—	—	4,345
Other	5,482	1,666	—	7,148

Total revenues	83,115	307,006	—	390,121

Expenses
Cost of midstream gas purchased	—	254,615	—	254,615
Coal royalties expense	4,411	—	—	4,411
Other operating	1,152	8,387	—	9,539
Taxes other than income	565	1,054	—	1,619
General and administrative	6,794	8,209	—	15,003
Depreciation, depletion and amortization	15,050	12,451	—	27,501

Total expenses	27,972	284,716	—	312,688

Operating Income	$55,143	$22,290	$—	$77,433

Additions to property and equipment and acquisitions, net of cash acquired	$80,902	$27,577	$—	$108,479